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                                                                   Exhibit 10.14

                            THIRD AMENDMENT TO LEASE

      This THIRD AMENDMENT TO LEASE (this "Third Amendment") as of December 22, 2003 is executed by and between KS Parcel A, LLC as successor to Kendall Square, LLC ("Landlord") and Vertex Pharmaceuticals Incorporated ("Tenant").

      Reference is made to that certain lease dated January 18, 2001, as amended by First Amendment to Lease dated as of May 9, 2002 and Confirmation of Commencement Date and Rentable Square Footage dated January 30, 2003 and Second Amendment to Lease dated as of September 16, 2003 ("Lease"), by and between Landlord and Tenant with respect to a portion of the Building on the Lot (as such terms are defined in the Lease) located in Cambridge, Massachusetts.

      Landlord and Tenant desire further to amend the terms of the Lease, to ratify and confirm the terms of the Lease as amended, and to confirm certain other matters, all as more particularly set forth below.

      NOW, THEREFORE, in consideration of the mutual promises and other matters herein contained, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:

      1. Each capitalized term which is used but not defined herein shall have the respective meaning ascribed thereto in the Lease.

      2. The date "April 30, 2004" as contained in the last sentence of the next to last paragraph of Section 3.2.1 of the Lease is deleted and the following is substituted in place thereof: "April 30, 2004 as such date is extended by the Phase I Work Holiday Period". Further, said next to last paragraph of Section 3.2.1 of the Lease is also amended by adding the following sentences as the final sentences to such next to last paragraph: "The 'Phase I Work Holiday Period' shall be the number of calendar days commencing with the date of this Third Lease Amendment and ending on the earlier of (a) February 28, 2004 or (b) the date Landlord notifies Tenant that it no longer believes it will be possible for Tenant to enter into a sublease transaction with the Massachusetts Institute of Technology that is acceptable to Landlord as provided for in the Lease. Tenant acknowledges that Landlord is cooperating in Tenant's attempt to negotiate such a sublease, but that Landlord retains all rights to subsequently agree or not agree to such sublease upon being presented with a written sublease setting forth all of the terms and conditions, such agreement by Landlord to be then evidenced only by its written consent thereto."

      3. Landlord and Tenant agree that Tenant may suspend and need not diligently prosecute the Phase I Work during the Phase I Work Holiday Period, and that Tenant's suspension of or failure so to prosecute such Work during such Period shall not give rise to a default by Tenant under the Lease.

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      4.    As hereby amended, the Lease is ratified, confirmed and continued in effect.

      5. The surety which has issued a bond pursuant to a certain Agreement of Surety Indemnity dated as of September 16, 2003 has consented to this Third Amendment, it being understood and agreed with said surety that except with respect to the underlying Lease obligations expressly modified by this Third Amendment, all other obligations with respect to said Agreement of Surety Indemnity, including without limitation the obligations to provide letters of credit in the amounts and at the times therein provided, are ratified, confirmed and continued in effect.

      Executed as of the date first written above.

LANDLORD:                                   TENANT:

KS PARCEL A, LLC                            VERTEX PHARMACEUTICALS INCORPORATED

By: Kendall Square, LLC, its Manager
    By: Lyme Properties, LLC, its Manager

      By: /s/ David E. Clem                  By: /s/ Ian F. Smith
          -------------------------------        -------------------------------
          Its Manager                            Name:  Ian F. Smith
                                                 Title: SVP & CFO

The undersigned surety under an Agreement of Surety Indemnity dated as of September 16, 2003 hereby consents to the foregoing Third Amendment to Lease.

The Lyme Timber Company, a New Hampshire limited partnership

By:   Woodland Management Associates, LLC, a
      New Hampshire limited liability company, its
      general partner

      By: /s/ David M. Roby
          --------------------------------
          David M. Roby, Manager

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